                                                                    EXHIBIT 10.2

                                    FIRST AMENDMENT dated as of October 31, 2003
                           (this "Amendment") to the Credit Agreement dated as of September 9, 2003, (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among DEX MEDIA, INC., DEX MEDIA WEST, INC., DEX MEDIA WEST LLC (the "Borrower"), the Lenders from time to time parties thereto, and JPMORGAN CHASE BANK, as administrative agent and collateral agent for such Lenders (in such capacity, the "Administrative Agent").

                  WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth herein, and the Lenders are willing, on the terms and subject to the conditions set forth herein, to agree to such amendment.

                  NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. Defined Terms. Capitalized terms used and not defined herein have the meanings given to them in the Credit Agreement, as amended hereby.

                  SECTION 2. Amendment to the Credit Agreement. Effective as of the Effective Date (as defined in Section 5):

                  (a) the definition of the term "Employee Company" in Section
1.01 of the Credit Agreement is amended to read in its entirety as follows:

                  "`Employee Company' means a limited purpose, bankruptcy remote limited liability company to be established, if required by the provisions of Section 6.21, with at least 49% of the Equity Interests of which owned by Holdings or a wholly owned subsidiary thereof and at least 49% of the Equity Interests of which owned by East Holdings or a wholly owned subsidiary thereof, with the remaining Equity Interests owned by Holdings or a wholly owned subsidiary thereof, East Holdings or a wholly owned subsidiary thereof or the Parent, the sole business of which will be (x) to employ substantially all management and other employees conducting and providing services to (i) the Acquired Business of the Borrower and other businesses conducted by the Borrower or its subsidiaries or (ii) the East Borrower or its subsidiaries and
         (y) to be compensated by the Borrower and the East Borrower, on a current cost-recovery basis, for the out-of-pocket costs and expenses (including salaries, bonus and benefit costs) of providing such employees for the benefit of the Borrower and the East Borrower, as the case may be, pursuant to the Employee Cost Sharing Agreement."

                  (b) the definition of the term "Parent Non-Cash Pay Debt" in
Section 1.01 of the Credit Agreement is amended such that clause (i) of such definition reads as follows:

                  "(i) does not mature or amortize, and is not mandatorily redeemable, in whole or in part, or required to be repurchased or reacquired, in whole or in part, by the Parent (unless such redemption is required only if and to the extent then permitted by this Agreement), and which does not require any payment of cash interest, in each case prior to the earlier of the date that is six months after the Tranche B Maturity Date and the fifth anniversary of the date of issuance of such Indebtedness,".

                  (c) Section 2.11(c) is amended such that clause (i) of the definition of "Required Percentage" included therein reads as follows: "(i) in the case of an Asset Disposition or a Damages Event, 100%;".

                  (d) Section 6.08(b) is amended by inserting ", Parent Non-Cash Pay Debt" in clause (ii) thereof immediately following "Qualifying Parent Indebtedness" and immediately preceding "or other subordinated Indebtedness".

                  (e) Section 6.21 of the Credit Agreement is amended by inserting the following at the end of clause (a)(ii)(x) thereof:

                  "(and, if any Equity Interests of the Employee Company are owned by the Parent, including a pledge by the Parent of such Equity Interests jointly to the Lenders hereunder and the lenders under the East Credit Facilities under arrangements reasonably satisfactory to, and approved by, the Arrangers)".

                  SECTION 3. No Other Amendments; Confirmation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. On and after the Effective Date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.

                  SECTION 4. Representations and Warranties. Each of the Borrower and Holdings hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof:

                  (a) no Default or Event of Default has occurred and is continuing;

                  (b) all representations and warranties of the Borrower and Holdings contained in the Credit Agreement are true and correct in all material respects as of the date hereof (except with respect to representations and warranties expressly made only as of an earlier date, which representations were true and correct in all material respects as of such earlier date).

                  SECTION 5. Effectiveness. This Amendment shall become effective on the date (the "Effective Date") on which the Administrative Agent shall have received counterparts hereof duly executed and delivered by the Borrower, Holdings and the Required Lenders.

                  SECTION 6. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

                  SECTION 7. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  (a) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                                   DEX MEDIA WEST, INC.,

                                        by
                                            /s/ George Burnett
                                           -------------------------------------
                                           Name:  George Burnett
                                           Title: CEO and President

                                   DEX MEDIA WEST LLC,

                                        by
                                            /s/ George Burnett
                                           -------------------------------------
                                           Name:  George Burnett
                                           Title: CEO and President

                                   JPMORGAN CHASE BANK,
                                   individually and as Administrative Agent,

                                        by
                                            /s/ Thomas H. Kozlark
                                           -------------------------------------
                                           Name:  Thomas H. Kozlark
                                           Title: Vice President

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                   To approve this Amendment:

                                   Institution: Bear Stearns Corporate
                                                Lending Inc.

                                            by
                                                 /s/ Victor Bulzacchell
                                                --------------------------------
                                                Name:  Victor Bulzacchell
                                                Title: Authorized Agent

                                   Institution: GSCP Gemini Fund Limited

                                            By: GSCP (NJ), L.P. as Collateral
                                                Monitor

                                            By: GSCP (NJ), Inc., its Limited
                                                Partner

                                            by
                                                 /s/ Thomas V. Inglesby
                                                --------------------------------
                                                Name:  Thomas V. Inglesby
                                                Title: Managing Director

                                   Institution: Blackrock Limited Duration
                                                Income Trust

                                            by
                                                 /s/ M. Williams
                                                --------------------------------
                                                Name:  M. Williams
                                                Title: Managing Director

                                   Institution: Titanium CBO I, Limited

                                            by
                                                 /s/ M. Williams
                                                --------------------------------
                                                Name:  M. Williams
                                                Title: Managing Director

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                   To approve this Amendment:

                                   Institution: Magnetite Investors, LLC

                                            by
                                                 /s/ M. Williams
                                                --------------------------------
                                                Name:  M. Williams
                                                Title: Managing Director

                                   Institution: Magnetite Investors III, LLC

                                            by
                                                 /s/ M. Williams
                                                --------------------------------
                                                Name:  M. Williams
                                                Title: Managing Director

                                   Institution: Magnetite IV CLO, Limited

                                            by
                                                 /s/ M. Williams
                                                --------------------------------
                                                Name:  M. Williams
                                                Title: Managing Director

                                   Institution: Magnetite V CLO, Limited

                                            by
                                                 /s/ M. Williams
                                                --------------------------------
                                                Name:  M. Williams
                                                Title: Managing Director

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                   To approve this Amendment:

                                   Institution: Clydesdale CLO 2001-1, LTD

                                            By: NOMURA CORPORATE RESEARCH
                                                AND ASSET MANAGEMENT, INC.
                                                AS COLLATERAL MANAGER

                                            by
                                                 /s/ Elizabeth MacLean
                                                -----------------------------
                                                Name:  Elizabeth MacLean
                                                Title: Director

                                   Institution: Clydesdale CLO 2003 LTD

                                            By: NOMURA CORPORATE RESEARCH
                                                AND ASSET MANAGEMENT, INC.
                                                AS COLLATERAL MANAGER

                                            by
                                                 /s/ Elizabeth MacLean
                                                -----------------------------
                                                Name:  Elizabeth MacLean
                                                Title: Director

                                   Institution: Nomura Bond and Loan Fund

                                            By: UFJ Trust Bank Limited, as
                                                Trustee

                                            By: Nomura Corporate Research
                                                And Asset Management, Inc.
                                                Attorney In Fact

                                            by
                                                 /s/ Elizabeth MacLean
                                                -----------------------------
                                                Name:  Elizabeth MacLean
                                                Title: Director

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                   To approve this Amendment:

                                   Institution: ELC (CAYMAN) LTD CDO Series
                                                1999-I

                                            By: David L. Babson & Company Inc.
                                                as Collateral Manager

                                            by
                                                 /s/ Adrienne Musgnug
                                                -----------------------------
                                                Name:  Adrienne Musgnug
                                                Title: Managing Director

                                   Institution: ELC (CAYMAN) LTD 1999-II

                                            By: David L. Babson & Company Inc.
                                                as Collateral Manager

                                            by
                                                 /s/ Adrienne Musgnug
                                                -----------------------------
                                                Name:  Adrienne Musgnug
                                                Title: Managing Director

                                   Institution: BILL AND MELINDA GATES
                                                FOUNDATION

                                            By: David L. Babson & Company Inc.
                                                as Investment Adviser

                                            by
                                                 /s/ Adrienne Musgnug
                                                -----------------------------
                                                Name:  Adrienne Musgnug
                                                Title: Managing Director

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                   To approve this Amendment:

                                   Institution: MASSACHUSETTS MUTUAL LIFE
                                                INSURANCE COMPANY

                                            By: David L. Babson & Company Inc.
                                                as Investment Adviser

                                            by
                                                 /s/ Adrienne Musgnug
                                                -----------------------------
                                                Name:  Adrienne Musgnug
                                                Title: Managing Director

                                   Institution: SIMSBURY CLO, LIMITED

                                            By: David L. Babson & Company Inc.
                                                under delegated authority from
                                                Massachusetts Mutual Life
                                                Insurance Company as Collateral
                                                Manager

                                            by
                                                 /s/ Adrienne Musgnug
                                                -----------------------------
                                                Name:  Adrienne Musgnug
                                                Title: Managing Director

                                   Institution: MAPLEWOOD (CAYMAN) LIMITED

                                            By: David L. Babson & Company Inc.
                                                under delegated authority from
                                                Massachusetts Mutual Life
                                                Insurance Company as Investment
                                                Manager

                                            by
                                                 /s/ Adrienne Musgnug
                                                -----------------------------
                                                Name:  Adrienne Musgnug
                                                Title: Managing Director

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                   To approve this Amendment:

                                   Institution: TRYON CLO LTD, 2000-I

                                            By: David L. Babson & Company Inc.
                                                as Collateral Manager

                                            by
                                                 /s/ Adrienne Musgnug
                                                -----------------------------
                                                Name:  Adrienne Musgnug
                                                Title: Managing Director

                                   Institution: SUFFIELD CLO, LIMITED

                                            By: David L. Babson & Company Inc.
                                                as Collateral Manager

                                            by
                                                 /s/ Adrienne Musgnug
                                                -----------------------------
                                                Name:  Adrienne Musgnug
                                                Title: Managing Director

                                   Institution: SEABOARD CLO 2000 LTD.

                                            By: David L. Babson & Company Inc.
                                                as Collateral Manager

                                            by
                                                 /s/ Adrienne Musgnug
                                                -----------------------------
                                                Name:  Adrienne Musgnug
                                                Title: Managing Director

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                   To approve this Amendment:

                                   Institution: ELC (CAYMAN) LTD. 2000-I

                                            By: David L. Babson & Company Inc.
                                                as Collateral Manager

                                            by
                                                 /s/ Adrienne Musgnug
                                                -----------------------------
                                                Name:  Adrienne Musgnug
                                                Title: Managing Director

                                   Institution: ELC (CAYMAN) LTD 1999-III

                                            By: David L. Babson & Company Inc.
                                                as Collateral Manager

                                            by
                                                 /s/ Adrienne Musgnug
                                                -----------------------------
                                                Name:  Adrienne Musgnug
                                                Title: Managing Director

                                   Institution: NATEXIS BANQUES POPULAIRES

                                            by
                                                 /s/ Elizabeth A. Harker
                                                -----------------------------
                                                Name:  Elizabeth A. Harker
                                                Title: Assistant Vice President

                                            by
                                                 /s/ Michael T. Pellerito
                                                -----------------------------
                                                Name:  Michael T. Pellerito
                                                Title: Vice President

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                   To approve this Amendment:

                                   Institution: ARCHIMEDES FUNDING III, LLC

                                            By: ING Capital Advisors, LLC
                                                as Collateral Manager

                                            by
                                                 /s/ Jane Musser Nelson
                                                -----------------------------
                                                Name:  Adrienne Musgnug
                                                Title: Managing Director

                                   Institution: ARCHIMEDES FUNDING IV, LLC

                                            By: ING Capital Advisors, LLC
                                                as Collateral Manager

                                            by
                                                 /s/ Jane Musser Nelson
                                                --------------------------------
                                                Name:  Adrienne Musgnug
                                                Title: Managing Director

                                   Institution: BHF II, Ltd.

                                            by
                                                 /s/ Jane Musser Nelson
                                                --------------------------------
                                                Name:  Adrienne Musgnug
                                                Title: Managing Director

                                   Institution: ENDURANCE CLO I, LTD.

                                           C/o: ING Capital Advisors, LLC
                                                as Collateral Manager

                                            by
                                                 /s/ Jane Musser Nelson
                                                --------------------------------
                                                Name:  Adrienne Musgnug
                                                Title: Managing Director

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                   To approve this Amendment:

                                   Institution: SEQUILS-ING I (HBDGM), LTD.

                                            By: ING Capital Advisors LLC,
                                                as Collateral Manager

                                            by
                                                 /s/ Jane Musser Nelson
                                                --------------------------------
                                                Name:  Adrienne Musgnug
                                                Title: Managing Director

                                   Institution: NEMEAN CLO, LTD.

                                            By: ING Capital Advisors LLC,
                                                as Investment Manager

                                            by
                                                 /s/ Jane Musser Nelson
                                                --------------------------------
                                                Name:  Adrienne Musgnug
                                                Title: Managing Director

                                   Institution: BMO Nesbitt Burns Financing
                                                Inc.

                                            by
                                                 /s/ Naghmeh Hashemifard
                                                --------------------------------
                                                Name:  Naghmeh Hashemifard
                                                Title: Vice President

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                   To approve this Amendment:

                                   Institution: ELC (CAYMAN) LTD

                                            By: David L. Babson & Company Inc.
                                                as Collateral Manager

                                            by
                                                 /s/ Adrienne Musgnug
                                                --------------------------------
                                                Name:  Adrienne Musgnug
                                                Title: Managing Director

                                   Institution: APEX (IDM) CDO I LTD.

                                            By: David L. Babson & Company Inc.
                                                as Collateral Manager

                                            by
                                                 /s/ Adrienne Musgnug
                                                --------------------------------
                                                Name:  Adrienne Musgnug
                                                Title: Managing Director

                                   Institution: BABSON CLO LTD. 2003-I

                                            By: David L. Babson & Company Inc.
                                                as Collateral Manager

                                            by
                                                 /s/ Adrienne Musgnug
                                                --------------------------------
                                                Name:  Adrienne Musgnug
                                                Title: Managing Director

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                   To approve this Amendment:

                                   Institution: Harch CLO I, Ltd.

                                            by
                                                 /s/ Michael E. Lewitt
                                                --------------------------------
                                                Name:  Michael E. Lewitt
                                                Title: Authorized Signatory

                                   Institution: KATONAH V, LTD.

                                            by
                                                 /s/ Ralph Della Rocca
                                                --------------------------------
                                                Name:  Ralph Della Rocca
                                                Title: Authorized Officer
                                                       Katonah Capital, L.L.C.
                                                       as Manager

                                   Institution: KATONAH I, LTD.

                                            by
                                                 /s/ Ralph Della Rocca
                                                --------------------------------
                                                Name:  Ralph Della Rocca
                                                Title: Authorized Officer
                                                       Katonah Capital, L.L.C.
                                                       as Manager

                                   Institution: KATONAH II, LTD.

                                            by
                                                 /s/ Ralph Della Rocca
                                                --------------------------------
                                                Name:  Ralph Della Rocca
                                                Title: Authorized Officer
                                                       Katonah Capital, L.L.C.
                                                       as Manager

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                   To approve this Amendment:

                                   Institution: KATONAH III, LTD.

                                            by
                                                 /s/ Ralph Della Rocca
                                                --------------------------------
                                                Name:  Ralph Della Rocca
                                                Title: Authorized Officer
                                                       Katonah Capital, L.L.C.
                                                       as Manager

                                   Institution: KATONAH IV, LTD.

                                            by
                                                 /s/ Ralph Della Rocca
                                                --------------------------------
                                                Name:  Ralph Della Rocca
                                                Title: Authorized Officer
                                                       Katonah Capital, L.L.C.
                                                       as Manager

                                   Institution: PB Capital Corporation

                                            by
                                                 /s/ Maria C. Levy
                                                --------------------------------
                                                Name:  Maria C. Levy
                                                Title: Vice President

                                            by
                                                 /s/ Steven Alexander
                                                --------------------------------
                                                Name:  Steven Alexander
                                                Title: Vice President

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                   To approve this Amendment:

                                   Institution: OAK HILL SECURITIES FUND, L.P.

                                            By: Oak Hill Securities GenPar, L.P.
                                                its General Partner

                                            By: Oak Hill Securities MGP, Inc.,
                                                its General Partner

                                            By
                                                 /s/ Scott D. Krase
                                                --------------------------------
                                                Name:  Scott D. Krase
                                                Title: Authorized Signatory

                                   Institution: OAK HILL SECURITIES FUND II,
                                                L.P.

                                            By: Oak Hill Securities GenPar II,
                                                L.P. its General Partner

                                            By: Oak Hill Securities MGP II,
                                                Inc., its General Partner

                                            by
                                                 /s/ Scott D. Krase
                                                --------------------------------
                                                Name:  Scott D. Krase
                                                Title: Authorized Signatory

                                   Institution: OAK HILL CREDIT PARTNERS I,
                                                LIMITED

                                            By: Oak Hill CLO Management I, LLC
                                                as Investment Manager

                                            by
                                                 /s/ Scott D. Krase
                                                --------------------------------
                                                Name:  Scott D. Krase
                                                Title: Authorized Signatory

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                   To approve this Amendment:

                                   Institution: OAK HILL CREDIT PARTNERS II,
                                                LIMITED

                                            By: Oak Hill CLO Management II, LLC
                                                as Investment Manager

                                            by
                                                 /s/ Scott D. Krase
                                                --------------------------------
                                                Name:  Scott D. Krase
                                                Title: Authorized Signatory

                                   Institution: VP, CBO LIMITED.

                                            By: OH Value Partners, LLC
                                                As Investment Manager

                                            by
                                                 /s/ Scott D. Krase
                                                --------------------------------
                                                Name:  Scott D. Krase
                                                Title: Authorized Signatory

                                   Institution: HARBOUR TOWN FUNDING LLC

                                            by
                                                 /s/ Ann E. Morris
                                                --------------------------------
                                                Name:  Ann E. Morris
                                                Title: Asst Vice President

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                   To approve this Amendment:

                                   Institution: Sankaty Investors, Inc.,
                                                as Collateral Manager for Brant
                                                Point CBO 1999-1 LTD.,
                                                as Term Lender

                                            by
                                                 /s/ Diane J. Exter
                                                --------------------------------
                                                Name:  Diane J. Exter
                                                Title: Managing Director
                                                       Portfolio Manager

                                   Institution: Sankaty Investors, LLC,
                                                as Collateral Manager for Great
                                                Point CLO 1999-1 LTD.,
                                                as Term Lender

                                            by
                                                 /s/ Diane J. Exter
                                                --------------------------------
                                                Name:  Diane J. Exter
                                                Title: Managing Director
                                                       Portfolio Manager

                                   Institution: Sankaty Advisors, LLC,
                                                as Collateral Manager for
                                                Race Point CLO Limited,
                                                as Term Lender

                                            by
                                                 /s/ Diane J. Exter
                                                --------------------------------
                                                Name:  Diane J. Exter
                                                Title: Managing Director
                                                       Portfolio Manager

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                   To approve this Amendment:

                                   Institution: Sankaty Advisors, LLC
                                                as Collateral Manager for Race
                                                Point II CLO, Limited,
                                                as Term Lender

                                            by
                                                 /s/ Diane J. Exter
                                                --------------------------------
                                                Name:  Diane J. Exter
                                                Title: Managing Director
                                                       Portfolio Manager

                                   Institution: Sankaty Advisors, LLC
                                                as Collateral Manager for Avery
                                                Point CLO LTD.,
                                                as Term Lender

                                            by
                                                 /s/ Diane J. Exter
                                                --------------------------------
                                                Name:  Diane J. Exter
                                                Title: Managing Director
                                                       Portfolio Manager

                                   Institution: Sankaty Advisors, LLC
                                                as Collateral Manager for Castle
                                                Hill I - INGOTS, Ltd.,
                                                as Term Lender

                                            by
                                                 /s/ Diane J. Exter
                                                --------------------------------
                                                Name:  Diane J. Exter
                                                Title: Managing Director
                                                       Portfolio Manager

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                   To approve this Amendment:

                                   Institution: Sankaty High Yield Asset
                                                Partners II, L.P.

                                            by
                                                /s/ Diane J. Exter
                                               ---------------------------------
                                               Name:  Diane J. Exter
                                               Title: Managing Director
                                                      Portfolio Manager

                                   Institution: CASTLE HILL III CLO LIMITED

                                            By: Sankaty Advisors, LLC
                                                as Collateral Manager

                                            by
                                                 /s/ Diane J. Exter
                                                --------------------------------
                                                Name:  Diane J. Exter
                                                Title: Managing Director
                                                       Portfolio Manager

                                   Institution: CREDIT LYONNAIS NEW YORK BRANCH

                                            by
                                                 /s/ Alex Averbukh
                                                --------------------------------
                                                Name:  Alex Averbukh
                                                Title: Vice President

                                   Institution: Citadel Hill 2000 Ltd

                                            by
                                                 /s/ Stephen Lockhart
                                                --------------------------------
                                                Name:  Stephen Lockhart
                                                Title: Authorized Signatory

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                   To approve this Amendment:

                                   Institution: NORTHWOODS CAPITAL, LIMITED

                                            By: ANGELO, GORDON & CO., L.P.,
                                                AS COLLATERAL MANAGER

                                            by
                                                 /s/ John W. Fraser
                                                --------------------------------
                                                Name:  John W. Fraser
                                                Title: Managing Director

                                   Institution: NORTHWOODS CAPITAL II, LIMITED

                                            By: ANGELO, GORDON & CO., L.P.,
                                                AS COLLATERAL MANAGER

                                            by
                                                 /s/ John W. Fraser
                                                --------------------------------
                                                Name:  John W. Fraser
                                                Title: Managing Director

                                   Institution: NORTHWOODS CAPITAL III, LIMITED

                                            By: ANGELO, GORDON & CO., L.P.,
                                                AS COLLATERAL MANAGER

                                            by
                                                 /s/ John W. Fraser
                                                --------------------------------
                                                Name:  John W. Fraser
                                                Title: Managing Director

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                   To approve this Amendment:

                                   Institution: AG CAPITAL FUNDING PARTNERS L.P.

                                            By: ANGELO, GORDON & CO., L.P.,
                                                AS INVESTMENT ADVISOR

                                            by
                                                 /s/ John W. Fraser
                                                --------------------------------
                                                Name:  John W. Fraser
                                                Title: Managing Director

                                   Institution: General Electric Capital
                                                Corporation

                                            by
                                                 /s/ Anne Bartolet
                                                --------------------------------
                                                Name:  Anne Bartolet
                                                Title: Duly Authorized Signatory

                                   Institution: WINGED FOOT FUNDING TRUST

                                            by
                                                 /s/ Ann E. Morris
                                                --------------------------------
                                                Name:  Ann E. Morris
                                                Title: Authorized Agent

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                   To approve this Amendment:

                                   Institution: STANWICH LOAN FUNDING LLC

                                            by
                                                 /s/ Ann E. Morris
                                                --------------------------------
                                                Name:  Ann E. Morris
                                                Title: Assistant Vice President

                                   Institution: SRF 2000, INC.

                                            by
                                                 /s/ Ann E. Morris
                                                --------------------------------
                                                Name:  Ann E. Morris
                                                Title: Assistant Vice President

                                   Institution: SRF TRADING, INC.

                                            by
                                                 /s/ Ann E. Morris
                                                --------------------------------
                                                Name:  Ann E. Morris
                                                Title: Asst Vice President

                                   Institution: SEMINOLE FUNDING LLC

                                            by
                                                 /s/ Ann E. Morris
                                                --------------------------------
                                                Name:  Ann E. Morris
                                                Title: Asst Vice President

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                   To approve this Amendment:

                                   Institution: SAWGRASS TRADING LLC

                                            By
                                                 /s/ Ann E. Morris
                                                --------------------------------
                                                Name:  Ann E. Morris
                                                Title: Asst Vice President

                                   Institution: RIMERA FUNDING LLC

                                            by
                                                 /s/ Ann E. Morris
                                                --------------------------------
                                                Name:  Ann E. Morris
                                                Title: Asst Vice President

                                   Institution: PINEHURTST TRADING, INC.

                                            By
                                                 /s/ Ann E. Morris
                                                --------------------------------
                                                Name:  Ann E. Morris
                                                Title: Asst Vice President

                                   Institution: LAGUNA FUNDING LLC

                                            by
                                                 /s/ Ann E. Morris
                                                --------------------------------
                                                Name:  Ann E. Morris
                                                Title: Asst Vice President

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: JUPITER LOAN FUNDING LLC

                                           by
                                                /s/ Ann E. Morris
                                               --------------------------------
                                               Name:  Ann E. Morris
                                               Title: Asst Vice President

                                  Institution: GLENEAGLES TRADING LLC

                                           By
                                                /s/ Ann E. Morris
                                               --------------------------------
                                               Name:  Ann E. Morris
                                               Title: Asst Vice President

                                  Institution: Gulf Stream - Compass CLO
                                               2002-I, Ltd.

                                           By: Gulf Stream Asset Management, LLC
                                               as Collateral Manager

                                           By
                                                /s/ Barry K. Love
                                               --------------------------------
                                               Name:  Barry K. Love
                                               Title: Chief Credit Officer

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: GULF STREAM - COMPASS CLO
                                               2003-I, LTD.

                                           By: GULF STREAM ASSET MANAGEMENT,
                                               LLC
                                               AS COLLATERAL MANAGER

                                           By
                                                /s/ Barry K. Love
                                               --------------------------------
                                               Name:  Barry K. Love
                                               Title: Chief Credit Officer

                                  Institution: Flagship CLO 2001-1

                                           By: Flagship Capital Management, Inc.

                                           by
                                                /s/ Eric S. Meyer
                                               --------------------------------
                                               Name:  Eric S. Meyer
                                               Title: Director

                                  Institution: Flagship CLO II

                                           By: Flagship Capital Management,
                                               Inc.

                                           by
                                                /s/ Eric S. Meyer
                                               --------------------------------
                                               Name:  Eric S. Meyer
                                               Title: Director

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                   To approve this Amendment:

                                   Institution: SECURITY BENEFIT LIFE INSURANCE
                                                COMPANY

                                            by
                                                 /s/ Stephen Columbaro
                                                --------------------------------
                                                Name:  Stephen Columbaro
                                                Title: Vice President

                                   Institution: SEMINOLE FUNDING LLC

                                            by
                                                 /s/ Stephen Columbaro
                                                --------------------------------
                                                Name:  Stephen Columbaro
                                                Title: Vice President

                                   Institution: FIRST TRUST/FOUR CORNERS SENIOR
                                                FLOATING RATE INCOME FUND

                                            by
                                                 /s/ Stephen Columbaro
                                                --------------------------------
                                                Name:  Stephen Columbaro
                                                Title: Vice President

                                   Institution: COMMERZBANK AG,
                                                NEW YORK BRANCH AND GRAND CAYMAN
                                                ISLAND BRANCHES

                                            by
                                                 /s/ Douglas I. Glickman
                                                --------------------------------
                                                Name:  Stephen Columbaro
                                                Title: Vice President

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                   To approve this Amendment:

                                   Institution: STRONG HIGH YIELD BOND FUND

                                            by
                                                 /s/ Gilbert L. Southwell, III
                                                --------------------------------
                                                Name:  Gilbert L. Southwell, III
                                                Title: Assistant Secretary

                                   Institution: STEIN ROE & FARNHAM CLO I LTD.

                                            By: Columbia Management
                                                Advisors, Inc. (f/k/a/ Stein
                                                Roe & Farnham, Incorporated),
                                                As Portfolio Manager

                                            by
                                                 /s/ James R. Fellows
                                                --------------------------------
                                                Name:  James R. Fellows
                                                Title: Senior Vice President
                                                       and Portfolio Manager

                                   Institution: AURUM CLO 2002-1 LTD.

                                            By: Columbia Management
                                                Advisors, Inc. (f/k/a/ Stein
                                                Roe & Farnham, Incorporated),
                                                As Investment Manager

                                            by
                                                 /s/ James R. Fellows
                                                --------------------------------
                                                Name:  James R. Fellows
                                                Title: Senior Vice President
                                                       and Portfolio Manager

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                   To approve this Amendment:

                                   Institution: COLUMBIA FLOATING RATE LIMITED
                                                LIABILITY COMPANY
                                                (f/k/a/ Stein Roe Floating Rate
                                                Limited Liability Company)

                                            By: Columbia Management Advisors,
                                                Inc.,
                                                As Advisor

                                            by
                                                 /s/ James R. Fellows
                                                --------------------------------
                                                Name:  James R. Fellows
                                                Title: Senior Vice President
                                                       and Portfolio Manager

                                   Institution: BALLYROCK CDO I Limited

                                            By: BALLYROCK Investment Advisors
                                                LLC,
                                                As Collateral Manager

                                            by
                                                 /s/ Lisa Rymut
                                                --------------------------------
                                                Name:  Lisa Rymut
                                                Title: Assistant Treasurer

                                   Institution: BLUE SQUARE FUNDING LIMITED
                                                SERIES 3
                                                As Renewing Term Lender

                                            by
                                                 /s/ John Pineiro
                                                --------------------------------
                                                Name:  John Pineiro
                                                Title: Director

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: C-SQUARED CDO LTD.

                                           By: TCW Advisors, Inc.,
                                               as its Portfolio Manager

                                           by
                                                /s/ Jonathan R. Insull
                                               -------------------------------
                                               Name:  Jonathan R. Insull
                                               Title: Managing Director

                                  Institution: CLOSE INTERNATIONAL
                                               CUSTODY SERVICES LIMITED
                                               RE CYPRESSTREE
                                               INTERNATIONAL LOAN
                                               HOLDING COMPANY LIMITED

                                           By: CYPRESSTREE STRATEGIC
                                               DEBT MANAGEMENT CO., INC.
                                               as Investment Advisor

                                           by
                                                /s/ Michelle L. Patterson
                                               -------------------------------
                                               Name:  Michelle L. Patterson
                                               Title: Investment Analyst

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: COOPERATIVE CENTRALE
                                               RAIFFEISEN-BOERENLEEN
                                               BANK B.A., "RABONBANK
                                               NEDERLAND",
                                               NEW YORK BRANCH

                                           by
                                                 /s/ Michael R. Phelan
                                               ---------------------------------
                                               Name:  Michael R. Phelan
                                               Title: Executive Director

                                           by
                                                /s/ Brett Delfino
                                               ---------------------------------
                                               Name:  Brett Delfino
                                               Title: Executive Director

                                  Institution: CONSTANTINUS EATON VANCE CDO
                                               V, LTD.

                                           By: EATON VANCE MANAGEMENT, INC.
                                               AS INVESTMENT ADVISOR

                                           by
                                                /s/ Michael B. Botthof
                                               ---------------------------------
                                               Name:  Michael B. Botthof
                                               Title: Vice President

                                  Institution: Deutsche Bank Trust Company
                                               Americas

                                           by
                                                /s/ Susan L. LeFevre
                                               ---------------------------------
                                               Name:  Susan LeFevre
                                               Title: Director

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: EATON VANCE CDO III, LTD.

                                           By: EATON VANCE MANAGEMENT
                                               AS INVESTMENT ADVISOR

                                           by
                                                 /s/ Michael B. Botthof
                                               ---------------------------------
                                               Name:  Michael B. Botthof
                                               Title: Vice President

                                  Institution: EATON VANCE CDO IV, LTD.

                                           By: EATON VANCE MANAGEMENT
                                               AS INVESTMENT ADVISOR

                                           by
                                                /s/ Michael B. Botthof
                                               ---------------------------------
                                               Name:  Michael B. Botthof
                                               Title: Vice President

                                  Institution: EATON VANCE CDO VI, LTD.

                                           By: EATON VANCE MANAGEMENT
                                               AS INVESTMENT ADVISOR

                                           by
                                                /s/ Michael B. Botthof
                                               ---------------------------------
                                               Name:  Michael B. Botthof
                                               Title: Vice President

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: EATON VANCE INSTITUTIONAL SENIOR
                                               LOAN FUND

                                           By: EATON VANCE MANAGEMENT
                                               AS INVESTMENT ADVISOR

                                           by
                                                 /s/ Michael B. Botthof
                                               ---------------------------------
                                               Name:  Michael B. Botthof
                                               Title: Vice President

                                  Institution: EATON VANCE LIMITED DURATION
                                               INCOME FUND

                                           By: EATON VANCE MANAGEMENT
                                               AS INVESTMENT ADVISOR

                                           by
                                                /s/ Michael B. Botthof
                                               ---------------------------------
                                               Name:  Michael B. Botthof
                                               Title: Vice President

                                  Institution: EATON VANCE SENIOR INCOME TRUST

                                           By: EATON VANCE MANAGEMENT
                                               AS INVESTMENT ADVISOR

                                           by
                                                /s/ Michael B. Botthof
                                               ---------------------------------
                                               Name:  Michael B. Botthof
                                               Title: Vice President

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: EATON VANCE VT FLOATING-RATE
                                               INCOME FUND

                                           By: EATON VANCE MANAGEMENT
                                               AS INVESTMENT ADVISOR

                                           by
                                                /s/ Michael B. Botthof
                                               ---------------------------------
                                               Name:  Michael B. Botthof
                                               Title: Vice President

                                  Institution: EMERALD ORCHARD LIMITED

                                           by
                                                /s/ Michelle Manning
                                               ---------------------------------
                                               Name:  Michelle Manning
                                               Title: Attorney In Fact

                                  Institution: FIDELITY ADVISOR SERIES II:
                                               FIDELITY ADVISOR FLOATING RATE
                                               HIGH INCOME FUND

                                           by
                                                /s/ John H. Costello
                                               ---------------------------------
                                               Name:  John H. Costello
                                               Title: Assistant Treasurer

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: GRAYSON & CO

                                           By: BOSTON MANAGEMENT AND RESEARCH
                                               AS INVESTMENT ADVISOR

                                           by
                                                /s/ Michael B. Botthof
                                               ---------------------------------
                                               Name:  Michael B. Botthof
                                               Title: Vice President

                                  Institution: HEWETT'S ISLAND CDO, LTD.

                                           By: CYPRESSTREE INVESTMENT MANAGEMENT
                                               COMPANY, INC.
                                               AS PORTFOLIO MANAGER

                                           by
                                                /s/ Michelle L. Patterson
                                               ---------------------------------
                                               Name:  Michelle L. Patterson
                                               Title: Investment Analyst

                                  Institution: ING CAPITAL LLC

                                           by
                                                /s/ William C. James
                                               ---------------------------------
                                               Name:  William C. James
                                               Title: Managing Director

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: LIGHTSPEED CLO LTD.

                                           By: TWC ADVISORS, INC.
                                               AS AGENT

                                           by
                                                /s/ Mark L. Gold
                                               ---------------------------------
                                               Name:  Mark L. Gold
                                               Title: Managing Director

                                           by
                                                /s/ Jonathan R. Insull
                                               ---------------------------------
                                               Name:  Jonathan R. Insull
                                               Title: Managing Director

                                  Institution: LOAN FUNDING CORP. THC

                                           by
                                                /s/ Michelle Manning
                                               ---------------------------------
                                               Name:  Michelle Manning
                                               Title: Attorney In Fact

                                  Institution: NUVEEN SENIOR INCOME, FUND,
                                               AS A LENDER

                                           By: SYMPHONY ASSET MANAGEMENT LLC

                                           by
                                                /s/ Lenny Mason
                                               ---------------------------------
                                               Name:  Lenny Mason
                                               Title: Portfolio manager

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: OXFORD STRATEGIC INCOME FUND

                                           By: EATON VANCE MANAGEMENT
                                               AS INVESTMENT ADVISOR

                                           by
                                                /s/ Michael B. Boltthof
                                               ---------------------------------
                                               Name:  Michael B. Botthof
                                               Title: Vice President

                                  Institution: SENIOR DEBT PORTFOLIO

                                           By: BOSTON MANAGEMENT AND RESEARCH
                                               AS INVESTMENT ADVISOR

                                           by
                                                /s/ Michael B. Botthof
                                               ---------------------------------
                                               Name:  Michael B. Botthof
                                               Title: Vice President

                                  Institution: SEQUILS I, LTD.

                                           By: TWC ADVISORS, INC.
                                               AS ITS COLLATERAL MANAGER

                                           by
                                                /s/ Mark L. Gold
                                               ---------------------------------
                                               Name:  Mark L. Gold
                                               Title: Managing Director

                                           by
                                                /s/ Jonathan R. Insull
                                               ---------------------------------
                                               Name:  Jonathan R. Insull
                                               Title: Managing Director

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: SEQUILS IV, LTD.

                                           By: TWC ADVISORS, INC.
                                               AS ITS COLLATERAL MANAGER

                                           by
                                                /s/ Mark L. Gold
                                               ---------------------------------
                                               Name:  Mark L. Gold
                                               Title: Managing Director

                                           by
                                                /s/ Jonathan R. Insull
                                               ---------------------------------
                                               Name:  Jonathan R. Insull
                                               Title: Managing Director

                                  Institution: TWC SELECT LOAN FUND, LIMITED

                                           By: TWC ADVISORS, INC.
                                               AS ITS COLLATERAL MANAGER

                                           by
                                                /s/ Mark L. Gold
                                               ---------------------------------
                                               Name:  Mark L. Gold
                                               Title: Managing Director

                                           by
                                                /s/ Jonathan R. Insull
                                               ---------------------------------
                                               Name:  Jonathan R. Insull
                                               Title: Managing Director

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: THE BANK OF NOVA SCOTIA

                                           by
                                                /s/ Ian A. Hodgart
                                               ---------------------------------
                                               Name:  Ian A. Hodgart
                                               Title: Authorized Signatory

                                  Institution: TOLLI & CO.

                                           By: EATON VANCE MANAGEMENT
                                               AS INVESTMENT ADVISOR

                                           by
                                                /s/ Michael B. Botthof
                                               ---------------------------------
                                               Name:  Michael B. Botthof
                                               Title: Vice President

                                  Institution: TORONTO DOMINION (NEW YORK), INC.

                                           by
                                                /s/ Michelle Manning
                                               ---------------------------------
                                               Name:  Michelle Manning
                                               Title: Vice President

                                  Institution: TRUMBULL THC, LTD.

                                           by
                                                /s/ Michelle Manning
                                               ---------------------------------
                                               Name:  Michelle Manning
                                               Title: Attorney In Fact

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: UNION BANK OF CALIFORNIA, N.A.

                                            by
                                                /s/ Christopher Freeman
                                               ---------------------------------
                                               Name:  Christopher Freeman
                                               Title: Assistant Vice President

                                  Institution: AZB DEBT MANAGEMENT, LTD.

                                           by
                                                /s/ Hillary Patterson
                                               ---------------------------------
                                               Name:  Hillary Patterson
                                               Title: Vice President

                                           by
                                                /s/ Joseph S. Augustini
                                               ---------------------------------
                                               Name:  Joseph S. Augustini
                                               Title: Vice President

                                  Institution: AIM FLOATING RATE FUND

                                           By: INVESCO SENIOR SECURED
                                               MANAGEMENT INC.
                                               AS SUB-ADVISOR

                                           by
                                                /s/ Scott Baskind
                                               ---------------------------------
                                               Name:  Scott Baskind
                                               Title: Authorized Signatory

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: ALLIED IRISH BANK PLC

                                           by

                                                /s/ Hillary Patterson
                                               ---------------------------------
                                               Name:  Hillary Patterson
                                               Title: Vice President

                                           by
                                                /s/ Joseph S. Augustini
                                               ---------------------------------
                                               Name:  Joseph S. Augustini
                                               Title: Vice President

                                  Institution: AMMC CDO II, LIMITED

                                           By: AMERICAN MONEY MANAGEMENT CORP.
                                               AS COLLATERAL MANAGER

                                           by
                                                /s/ David P. Meyer
                                               ---------------------------------
                                               Name:  David P. Meyer
                                               Title: Vice President

                                  Institution: APEX (TRIMANN) CDO I, LTD.

                                           By: TRIMANN ADVISORS, L.L.C.

                                           by
                                                /s/ David M. Millison
                                               ---------------------------------
                                               Name:  David M. Millison
                                               Title: Managing Director

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: AVALON CAPITAL LTD.

                                           By: INVESCO SENIOR SECURED
                                               MANAGEMENT, INC.
                                               AS PORTFOLIO ADVISOR

                                           by
                                                /s/ Scott Baskind
                                               ---------------------------------
                                               Name:  Scott Baskind
                                               Title: Authorized Signatory

                                  Institution: AVALON CAPITAL LTD. 2

                                           By: INVESCO SENIOR SECURED
                                               MANAGEMENT, INC.
                                               AS PORTFOLIO ADVISOR

                                           by
                                                /s/ Scott Baskind
                                               ---------------------------------
                                               Name:  Scott Baskind
                                               Title: Authorized Signatory

                                  Institution: BANK OF AMERICA, N.A.

                                           by
                                                /s/ Robert Klawinski
                                               ---------------------------------
                                               Name:  Robert Klawinski
                                               Title: Managing Director

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: BANK ONE, NA

                                           by
                                                /s/ Clifton Chang
                                               ---------------------------------
                                               Name:  Clifton Chang
                                               Title: Managing Director

                                  Institution: BAVARIA TRR CORPORATION

                                           by
                                                /s/ Lori Gebron
                                               ---------------------------------
                                               Name:  Lori Gebron
                                               Title: Vice President

                                  Institution: BRAYMORE & CO.

                                           By: BEAR STEARNS ASSET MANAGEMENT
                                               AS ITS ATTORNEY-IN-FACT

                                           By
                                                /s/ Nigel D. Rosenzwig
                                               ---------------------------------
                                               Name:  Nigel D. Rosenzwig
                                               Title: Associate Director

                                  Institution: BINGHAM CDO L.P.

                                           by
                                                /s/ Kaitlin Trinh
                                               ---------------------------------
                                               Name:  Kaitlin Trinh
                                               Title: Fund Controller

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: CHARTER VIEW PORTFOLIO

                                           By: INVESCO SENIOR SECURED
                                               MANAGEMENT, INC.
                                               AS INVESTMENT ADVISOR

                                           by
                                                /s/ Scott Baskind
                                               ---------------------------------
                                               Name:  Scott Baskind
                                               Title: Authorized Signatory

                                  Institution: CHIRON CDO II, LTD.

                                           by
                                                /s/ Wink Mora
                                               ---------------------------------
                                               Name:  Wink Mora
                                               Title: Executive Director

                                  Institution: CITICORP INSURANCE AND INVESTMENT
                                               TRUST

                                           By: Travelers Asset Management
                                               International Company, LLC

                                           by
                                                /s/ Allen Cantrell
                                               ---------------------------------
                                               Name:  Allen Cantrell
                                               Title: Investment Officer

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: CITIGROUP INVESTMENTS CORPORATE
                                               LOAN FUND INC.

                                           By: Travelers Asset Management
                                               International Company, LLC

                                           by
                                                /s/ Allen Cantrell
                                               ---------------------------------
                                               Name:  Allen Cantrell
                                               Title: Investment Officer

                                  Institution: COLUMBUS LOAN FUNDING LTD.

                                           By: Travelers Asset Management
                                               International Company, LLC

                                           by
                                                /s/ Allen Cantrell
                                               ---------------------------------
                                               Name:  Allen Cantrell
                                               Title: Investment Officer

                                  Institution: CONTINENTAL CASUALTY COMPANY

                                           by
                                                /s/ Marilou R. McGirr
                                               ---------------------------------
                                               Name:  Marilou R. McGirr
                                               Title: Vice President and
                                                      Assistant Treasurer

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: DIVERSIFIED CREDIT PORTFOLIO LTD.

                                           By: INVESCO Senior Secured
                                               Management, Inc., as Investment
                                               Advisor

                                           by
                                                /s/ Scott Baskind
                                               ---------------------------------
                                               Name:  Scott Baskind
                                               Title: Authorized Signatory

                                  Institution: ELF Funding Trust I

                                           By: Highland Capital Management,
                                               L.P., as Capital Manager

                                           by
                                                /s/ Mark Okada
                                               ---------------------------------
                                               Name:  Mark Okada
                                               Title: Chief Investment Officer

                                  Institution: Erste Bank New York

                                           by
                                                /s/ Robert L. Wegman
                                               ---------------------------------
                                               Name:  Robert L. Wegman
                                               Title: Vice President

                                           by
                                                /s/ Brian J. Lynch
                                               ---------------------------------
                                               Name:  Brian J. Lynch
                                               Title: Vice President

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: FOXE BASIN CLO 2003, LTD.

                                           By: Royal Bank of Canada as
                                               Collateral Manager

                                           by
                                                /s/ Melissa Marano
                                               ---------------------------------
                                               Name:  Melissa Marano
                                               Title: Authorized Signatory

                                  Institution: Franklin CLO I, Limited

                                           by
                                                /s/ Richard D'Addario
                                               ---------------------------------
                                               Name:  Richard D'Addario
                                               Title: Senior Vice President

                                  Institution: Franklin CLO II, Limited

                                           by
                                                /s/ Richard D'Addario
                                               ---------------------------------
                                               Name:  Richard D'Addario
                                               Title: Senior Vice President

                                  Institution: Franklin CLO III, Limited

                                           by
                                                /s/ Richard D'Addario
                                               ---------------------------------
                                               Name:  Richard D'Addario
                                               Title: Senior Vice President

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: FRANKLIN CLO IV, LIMITED

                                           by
                                                /s/ Richard D'Addario
                                               ---------------------------------
                                               Name:  Richard D'Addario
                                               Title: Senior Vice President

                                  Institution: FRANKLIN FLOATING RATE DAILY
                                               ACCESS FUND

                                           by
                                                /s/ Richard D'Addario
                                               ---------------------------------
                                               Name:  Richard D'Addario
                                               Title: Senior Vice President

                                  Institution: Franklin Floating Rate Master
                                               Series

                                           by
                                                /s/ Richard D'Addario
                                               ---------------------------------
                                               Name:  Richard D'Addario
                                               Title: Senior Vice President

                                  Institution: Franklin Floating Rate Trust

                                           by
                                                /s/ Richard D'Addario
                                               ---------------------------------
                                               Name:  Richard D'Addario
                                               Title: Senior Vice President

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: FRANKLIN TEMPLETON LIM. DURATION
                                               INCOME TRUST

                                           by
                                                /s/ Richard D'Addario
                                               ---------------------------------
                                               Name:  Richard D'Addario
                                               Title: Senior Vice President

                                  Institution: HCM US LOANS MAC 43, LTD.
                                               ---------------------------------
                                           By: Highland Capital Management,
                                               L.P., as Attorney-in-Fact

                                           by
                                                /s/ Mark Okada
                                               ---------------------------------
                                               Name:  Mark Okada
                                               Title: Chief Investment Officer

                                  Institution: Gallatin Funding I Ltd.

                                           By: Bear Stearns Asset Management
                                               Inc. as its Collateral Manager

                                           by
                                                /s/ Nigel D. Rosenzwig
                                               ---------------------------------
                                               Name: Nigel D. Rosenzwig
                                               Title: Assistant Director

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: Goldentree Loan Opportunities I,
                                               Limited
                                               Goldentree Asset Management, LP

                                           by
                                                /s/ Frederick S. Haddad
                                               ---------------------------------
                                               Name:  Frederick S. Haddad
                                               Title: Portfolio Manager

                                  Institution: Goldentree Loan Opportunities II,
                                               Limited
                                               Goldentree Asset Management, LP

                                           by
                                                /s/ Frederick S. Haddad
                                               ---------------------------------
                                               Name:  Frederick S. Haddad
                                               Title: Portfolio Manager

                                  Institution: Grayston CLO 2001-01 Ltd.
                                               ---------------------------------
                                           By: Bear Stearns Asset Management
                                               Inc. as its Collateral Manager

                                           by
                                                /s/ Nigel D. Rosenzwig
                                               ---------------------------------
                                               Name:  Nigel D. Rosenzwig
                                               Title: Assistant Director

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: HCM US LOANS MAC 43, LTD.

                                           By: Highland Capital Management,
                                               L.P., as Attorney-in-Fact

                                           by
                                                /s/ Mark Okada
                                               ---------------------------------
                                               Name:  Mark Okada
                                               Title: Chief Investment Officer

                                  Institution: Highland Legacy Limited

                                           By: Highland Capital Management,
                                               as Collateral Manager

                                           by
                                                /s/ Mark Okada
                                               ---------------------------------
                                               Name:  Mark Okada
                                               Title: Chief Investment Officer

                                  Institution: Highland Loan Funding V Ltd.

                                           By: Highland Capital Management,
                                               L.P., as Collateral Manager

                                           by
                                                /s/ Mark Okada
                                               ---------------------------------
                                               Name:  Mark Okada
                                               Title: Chief Investment Officer

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: Highland Offshore Partners L.P.

                                           By: Highland Capital Management,
                                               L.P., as Collateral Manager

                                           by
                                                /s/ Mark Okada
                                               ---------------------------------
                                               Name:  Mark Okada
                                               Title: Chief Investment Officer

                                  Institution: INDOSUEZ CAPITAL FUNDING VI,
                                               LIMITED

                                           By: Indosuez Capital as Collateral
                                               Manager

                                           by
                                                /s/ Charles Kobayashi
                                               ---------------------------------
                                               Name:  Charles Kobayashi
                                               Title: Principal and Portfolio
                                               Manager

                                  Institution: INVESCO EUROPEAN CDO I S.A.

                                           By: INVESCO Senior Secured
                                               Management, Inc., as Collateral
                                               Manager

                                           by
                                                /s/ Scott Baskind
                                               ---------------------------------
                                               Name:  Scott Baskind
                                               Title: Authorized Signatory

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: LCM I Limited Partnership

                                           By: Lyon Capital Management as
                                               Collateral Manager

                                           by
                                                /s/ F. Tavangar
                                               ---------------------------------
                                               Name:  F. Tavangar
                                               Title: Senior Portfolio Manager

                                  Institution: LCM II Limited Partnership

                                           By: Lyon Capital Management as
                                               Attorney-in-Fact

                                           by
                                                /s/ F. Tavangar
                                               ---------------------------------
                                               Name:  F. Tavangar
                                               Title: Senior Portfolio Manager

                                  Institution: LOAN FUNDING IV, LLC

                                           By: Highland Capital Management,
                                               L.P., as Portfolio Manager

                                           by
                                                /s/ Mark Okada
                                               ---------------------------------
                                               Name:  Mark Okada
                                               Title: Chief Investment Officer

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: Longhorn CDO (Cayman) LTD

                                           By: Merrill Lynch Investment
                                               Managers, L.P. as Investment
                                               Advisor

                                           by
                                                /s/ Greg Spencer
                                               ---------------------------------
                                               Name:  Greg Spencer
                                               Title: Authorized Signatory

                                  Institution: Longhorn CDO II, LTD

                                           By: Merrill Lynch Investment
                                               Managers, L.P. as Investment
                                               Advisor

                                           by
                                                /s/ Greg Spencer
                                               ---------------------------------
                                               Name:  Greg Spencer
                                               Title: Authorized Signatory

                                  Institution: Longhorn CDO III, LTD

                                           By: Merrill Lynch Investment
                                               Managers, L.P. as Investment
                                               Advisor

                                           by
                                                /s/ Greg Spencer
                                               ---------------------------------
                                               Name:  Greg Spencer
                                               Title: Authorized Signatory

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: MERRILL LYNCH PRIME RATE
                                               PORTFOLIO

                                           By: Merrill Lynch Investment
                                               Managers, L.P. as Investment
                                               Advisor

                                           by
                                                /s/ Greg Spencer
                                               ---------------------------------
                                               Name:  Greg Spencer
                                               Title: Authorized Signatory

                                  Institution: MASTER SENIOR FLOATING RATE TRUST

                                           by
                                                /s/ Greg Spencer
                                               ---------------------------------
                                               Name:  Greg Spencer
                                               Title: Authorized Signatory

                                  Institution: Madison Ave CDO III, Limited, c/o
                                               Metropolitan Life Insurance
                                               Company as Collateral Manager

                                           By
                                                /s/ James R. Dingler
                                               ---------------------------------
                                               Name:  James R. Dingler
                                               Title: Director

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: Madison Ave CDO IV, Limited, c/o
                                               Metropolitan Life Insurance
                                               Company as Collateral Manager

                                           by
                                                /s/ James R. Dingler
                                               ---------------------------------
                                               Name:  James R. Dingler
                                               Title: Director

                                  Institution: Metropolitan Life Insurance
                                               Company

                                           by
                                                /s/ James R. Dingler
                                               ---------------------------------
                                               Name:  James R. Dingler
                                               Title: Director

                                  Institution: National Australia Bank Limited

                                           by
                                                /s/ Gerald Wight
                                               ---------------------------------
                                               Name:  Gerald Wight
                                               Title: Director

                                  Institution: National City Bank

                                           by
                                                /s/ Christian Kalmbach
                                               ---------------------------------
                                               Name:  Christian Kalmbach
                                               Title: Senior Vice President

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: OCTAGON INVESTMENT PARTNERS II,
                                               LLC

                                           By: Octagon Credit Investors, LLC as
                                               sub-Investment manager

                                           by
                                                /s/ Andrew D. Gordon
                                               ---------------------------------
                                               Name:  Andrew D. Gordon
                                               Title: Portfolio Manager

                                  Institution: OCTAGON INVESTMENT PARTNERS III,
                                               LTD

                                           By: Octagon Credit Investors, LLC as
                                               Portfolio Manager

                                           by
                                                /s/ Andrew D. Gordon
                                               ---------------------------------
                                               Name:  Andrew D. Gordon
                                               Title: Portfolio Manager

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: OCTAGON INVESTMENT PARTNERS IV,
                                               LLC

                                           By: Octagon Credit Investors, LLC as
                                               collateral manager

                                           by
                                                /s/ Andrew D. Gordon
                                               ---------------------------------
                                               Name:  Andrew D. Gordon
                                               Title: Portfolio Manager

                                  Institution: OCTAGON INVESTMENT PARTNERS V,
                                               LTD.

                                           By: Octagon Credit Investors, LLC as
                                               Portfolio Manager

                                           by
                                                /s/ Andrew D. Gordon
                                               ---------------------------------
                                               Name:  Andrew D. Gordon
                                               Title: Portfolio Manager

                                  Institution: OCTAGON INVESTMENT PARTNERS VI,
                                               LTD.

                                           By: Octagon Credit Investors, LLC as
                                               collateral manager

                                           by
                                                /s/ Andrew D. Gordon
                                               ---------------------------------
                                               Name:  Andrew D. Gordon
                                               Title: Portfolio Manager

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: Orix Finance Corp. I

                                           by
                                                /s/ Christopher L. Smith
                                               ---------------------------------
                                               Name:  Christopher L. Smith
                                               Title: Authorized Representative

                                  Institution: Restoration Funding CLO, LTD.

                                           By: Highland Capital Management, L.P.
                                               as Collateral Manager

                                           by
                                                /s/ Mark Okada
                                               ---------------------------------
                                               Name:  Mark Okada
                                               Title: Chief Investment Officer

                                  Institution: SAGAMORE CLO LTD.

                                           By: INVESCO Senior Secured
                                               Management, Inc., as Collateral
                                               Manager

                                           by
                                                /s/ Scott Baskind
                                               ---------------------------------
                                               Name:  Scott Baskind
                                               Title: Authorized Signatory

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: SARATOGA CLO I LIMITED

                                           By: INVESCO Senior Secured
                                               Management, Inc., as Asset
                                               Manager

                                           by
                                                /s/ Scott Baskind
                                               ---------------------------------
                                               Name:  Scott Baskind
                                               Title: Authorized Signatory

                                  Institution: SEQUILS-Glace Bay, Ltd.

                                           By: Royal Bank of Canada as
                                               Collateral Manager

                                           by
                                                /s/ Melissa Marano
                                               ---------------------------------
                                               Name:  Melissa Marano
                                               Title: Authorized Signatory

                                  Institution: SEQUILS-LIBERTY, LTD.

                                           By: INVESCO Senior Secured
                                               Management, Inc. as Collateral
                                               Manager

                                           by
                                                /s/ Scott Baskind
                                               ---------------------------------
                                               Name:  Scott Baskind
                                               Title: Authorized Signatory

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: SIERRA CLO I

                                           by
                                                /s/ John M. Casparian
                                               ---------------------------------
                                               Name:  John M. Casparian
                                               Title: Chief Operating Officer

                                  Institution: SunAmerica Life Insurance Company

                                           by
                                                /s/ W. Jeffrey Baxter
                                               ---------------------------------
                                               Name:  W. Jeffrey Baxter
                                               Title: Vice President

                                  Institution: Galaxy CLO 1999, Ltd.

                                           by
                                                /s/ W. Jeffrey Baxter
                                               ---------------------------------
                                               Name:  W. Jeffrey Baxter
                                               Title: Vice President

                                  Institution: Galaxy CLO 2003-1, Ltd.

                                           by
                                                /s/ W. Jeffrey Baxter
                                               ---------------------------------
                                               Name:  W. Jeffrey Baxter
                                               Title: Vice President

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: The Governor and Company of the
                                               Bank of Ireland

                                           by
                                                /s/ Tom Hayes
                                               ---------------------------------
                                               Name:  Tom Hayes
                                               Title: Authorized Signatory

                                  Institution: The Royal Bank of Scotland PLC

                                           by
                                                /s/ Curtis D. Lueker
                                               ---------------------------------
                                               Name:  Curtis D. Lueker
                                               Title: Vice President

                                  Institution: THE TRAVELERS INSURANCE COMPANY

                                           by
                                                /s/ Allen Cantrell
                                               ---------------------------------
                                               Name:  Allen Cantrell
                                               Title: Investment Officer

                                  Institution: TRANSAMERICA LIFE INSURANCE AND
                                               ANNUITY COMPANY

                                           by
                                                /s/ John Bailey
                                               ---------------------------------
                                               Name:  John Bailey
                                               Title: Vice President

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: TRANSAMERICA OCCIDENTAL LIFE
                                               INSURANCE COMPANY

                                           by
                                                /s/ John Bailey
                                               ---------------------------------
                                               Name:  John Bailey
                                               Title: Vice President

                                  Institution: VENTURE CDO 2002, LIMITED

                                           By: its investment advisor, Barclays
                                               Capital Asset Management Limited,
                                               By its sub-advisor, Barclays Bank
                                               PLC, New York Branch

                                           by
                                                /s/ Michael G. Regan
                                               ---------------------------------
                                               Name:  Michael G. Regan
                                               Title: Director

                                  Institution: VENTURE II CDO 2002, LIMITED

                                           By: its investment advisor, Barclays
                                               Bank PLC, New York Branch

                                           by
                                                /s/ Michael G. Regan
                                               ---------------------------------
                                               Name:  Michael G. Regan
                                               Title: Director

                                                              SIGNATURE PAGE FOR
                                                                 FIRST AMENDMENT
                                                           TO DEX MEDIA WEST LLC
                                                                CREDIT AGREEMENT

                                  To approve this Amendment:

                                  Institution: VENTURE III CDO LIMITED

                                           by
                                                /s/ Michael G. Regan
                                               ---------------------------------
                                               Name:  Michael G. Regan
                                               Title: Director